                                                                    EXHIBIT 25.2


           ________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549

                           _________________________

                                   FORM  T-1

        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                         ____________________________
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                         ____________________________

                           THE CHASE MANHATTAN BANK
              (Exact name of trustee as specified in its charter)

New York                                                              13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

270 Park Avenue
New York, New York                                                         10017
(Address of principal executive offices)                              (Zip Code)

                              William H. McDavid
                                General Counsel
                                270 Park Avenue
                           New York, New York 10017
                             Tel:  (212) 270-2611
           (Name, address and telephone number of agent for service)

                         ____________________________

   Edison International               California                        95-4137452
(Exact name of Obligor as    (State or other jurisdiction of    (IRS employer identification
specified in its charter)    incorporation or organization)        number (if applicable)


                           2244 Walnut Grove Avenue
                                (P.O. Box 800)
                          Rosemead, California 91770
                                (626) 302-6601
     (Address, including postal code, and telephone number, including area code, of principal executive offices)

                         ____________________________

                         Subordinated Debt Securities

                      (Title of the indenture securities)

  ___________________________________________________________________________

                                    GENERAL

Item 1.   General Information.

          Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

               New York State Banking Department, State House, Albany, New York 12110.

               Board of Governors of the Federal Reserve System, Washington, D.C., 20551

               Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, New York

               Federal Deposit Insurance Corporation, Washington, D.C., 20429.


          (b)  Whether it is authorized to exercise corporate trust powers.

               Yes.


Item 2.   Affiliations with the Obligor.

          If an obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16.  List of Exhibits

          List below all exhibits filed as a part of this Statement of Eligibility.

          1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

          2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

          3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

          4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76439, which is incorporated by reference).

          5.   Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

          7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

          8.   Not applicable.

          9.   Not applicable.


                                   SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 30th day of June, 1999.

                                   THE CHASE MANHATTAN BANK

                                   By /s/ Alfia Monstra
                                      ------------------------
                                      Alfia Monastra
                                      Assistant Vice President

                             Exhibit 7 to Form T-1


                               Bank Call Notice

                            RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                           The Chase Manhattan Bank
                 of 270 Park Avenue, New York, New York 10017
                    and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                  at the close of business March 31, 1999, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
                          ASSETS                                    in Millions
     Cash and balances due from depository institutions:
       Noninterest-bearing balances and
       currency and coin.........................................    $ 15,364
       Interest-bearing balances.................................       3,811
     Securities:........................................
     Held to maturity securities.................................       1,084
     Available for sale securities...............................      49,894
     Federal funds sold and securities purchased under
       agreements to resell......................................      27,638
     Loans and lease financing receivables:
       Loans and leases, net of unearned income..................    $131,839
       Less: Allowance for loan and lease losses.................       2,642
       Less: Allocated transfer risk reserve.....................           0
                                                                     --------
       Loans and leases, net of unearned income,
       allowance, and reserve....................................     129,197
     Trading Assets..............................................      45,483
     Premises and fixed assets (including capitalized
       leases)...................................................       3,124
     Other real estate owned.....................................         242
     Investments in unconsolidated subsidiaries and
       associated companies......................................         171
     Customers' liability to this bank on acceptances
       outstanding...............................................         974
     Intangible assets...........................................       2,017
     Other assets................................................      12,477
                                                                     --------
     TOTAL ASSETS................................................    $291,476
                                                                     ========

                                  LIABILITIES

     Deposits
       In domestic offices.......................................  $102,273
       Noninterest-bearing ......................................  $ 39,135
       Interest-bearing..........................................    63,138
                                                                   --------
       In foreign offices, Edge and Agreement,
       subsidiaries and IBF's....................................    74,586
       Noninterest-bearing ......................................  $  4,221
       Interest-bearing..........................................    70,365

     Federal funds purchased and securities sold under agree-
     ments to repurchase.........................................    41,039
     Demand notes issued to the U.S. Treasury....................     1,000
     Trading liabilities.........................................    32,929

     Other borrowed money (includes mortgage indebtedness
       and obligations under capitalized leases):
       With a remaining maturity of one year or less.............     4,353
       With a remaining maturity of more than one year
         through three years.....................................        14
       With a remaining maturity of more than three years........        92
     Bank's liability on acceptances executed and outstanding....       974
     Subordinated notes and debentures...........................     5,427
     Other liabilities...........................................     9,684

     TOTAL LIABILITIES...........................................   272,371
                                                                   --------

                                 EQUITY CAPITAL

     Perpetual preferred stock and related surplus...............         0
     Common stock................................................     1,211
     Surplus  (exclude all surplus related to preferred stock)...    11,016
     Undivided profits and capital reserves......................     7,040
     Net unrealized holding gains (losses)
     on available-for-sale securities ...........................      (179)
     Accumulated net gains (losses) on cash flow hedges..........         0
     Cumulative foreign currency translation adjustments.........        17
     TOTAL EQUITY CAPITAL........................................    19,105
                                                                   --------
     TOTAL LIABILITIES AND EQUITY CAPITAL........................  $291,476
                                                                   ========

     I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                         JOSEPH L. SCLAFANI

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.

                                         WALTER V. SHIPLEY         )
                                         THOMAS G. LABRECQUE       )  DIRECTORS
                                         WILLIAM B. HARRISON, JR.  )